SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                        _________________

                             FORM 8-K

                          CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): March 25, 1998


                    IWERKS ENTERTAINMENT, INC.
        (Exact Name of Registrant as Specified in Charter)


              Delaware             0-22558               95-4439361
    (State or Other Jurisdiction  (Commission           (IRS Employer
           of Incorporation)    File Number)          Identification No.)


                     4540 West Valerio Street
                 Burbank, California  91505-1045
             (Address of Principal Executive Offices)

                          (818) 841-7766
                 (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

     Reference is made to the press release of Registrant, issued on March 25, 1998, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 25, 1998                     IWERKS ENTERTAINMENT, INC.



                              By:  /s/ Bruce Hinckley
                                   ------------------------
                                   Bruce Hinckley
                                   Chief Financial Officer

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                          EXHIBIT INDEX

EXHIBITS                                              PAGE NUMBER

99.1      Press Release dated March 25, 1998.